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                                                                 Exhibit 10.67



                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT



         This Registration Rights Agreement dated as of the 26th day of April, 2002 is entered into by and among Uniroyal Technology Corporation, a Delaware corporation (the "Company"), and AFG-NVC, LLC, a Virginia limited liability company ("AFG").


         WHEREAS, AFG, the Company and Sterling Semiconductor, Inc. are parties to that certain Settlement Agreement, dated April 26, 2002 (the "Settlement Agreement");

         WHEREAS, pursuant to the terms of the Settlement Agreement, the Company has issued 300,000 shares (the "Shares") of its Common Stock, par value $.01 per share (the "Common Stock") to AFG; and

         WHEREAS, the Company intends to file a Form S-3 on or before May 15, 2002 and to include the Shares in its registration ; and

         WHEREAS, in the event that such registration does not occur, and to fulfill one of the conditions to the consummation of the transactions contemplated by the Settlement Agreement, the Company has agreed to grant AFG certain registration rights with respect to the Shares as more fully described herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and the issuance of the shares of Common Stock to AFG pursuant to the Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.        Certain  Definitions.  As used in this  Agreement,  the
                  ---------------------
following  terms shall have the following respective meanings:

         "Affiliate" means with respect to AFG, any partner or member of AFG, or any Person that directly or indirectly controls or is controlled by or is under common control with, AFG.

         "Certificate of Incorporation" means the Company's Amended and Restated Certificate of Incorporation in effect on the date hereof and as amended, modified or restated from time to time.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

         "Common Stock" means (a) the Common Stock, par value $.01 per share, of the Company, (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the distribution of assets upon the voluntary or involuntary dissolution of the Company, and the holders of which shall ordinarily, in the absence of contingencies or in the absence of any provision to the contrary in the Certificate of Incorporation, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency or provision), and (c) any other securities into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or other similar transaction.

         "Exchange Act" means the Securities Exchange Act of 1934, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "Form S-1, S-3 and S-18" means Forms S-1, S-3, S-18, as the case may be, promulgated under the Securities Act and as in effect on the date hereof or any similar or successor forms promulgated under the Securities Act or adopted by the Commission.

         "Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Registrable Shares" means (i) the shares of Common Stock issued in connection with the Settlement Agreement; (ii) any shares of Common Stock or other securities issued or issuable in respect of such shares of Common Stock upon any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, sale of assets or similar event, and (iii) any shares of capital stock of the Company acquired by AFG directly from the Company or an affiliate of the Company after the date hereof. As to any particular Registrable Shares, such Registrable Shares shall cease to be Registrable Shares when (i) they have been registered under the Securities Act, the registration statement in connection therewith has been declared effective and they have been disposed of pursuant to such effective registration statement, (ii) they have been distributed to the public pursuant to Rule 144, (iii) they are eligible for distribution to the public pursuant to Rule 144(k) or all (but not less than all) of such Registrable Shares are eligible for distribution to the public at one time pursuant to the other provisions of Rule 144 without violation of the applicable volume limitations and the holder of such Registrable Shares owns less than 1% of the outstanding capital stock of the Company, (iv) they shall have been otherwise transferred and the subsequent disposition of them shall not require registration under the Securities Act, (v) they shall have ceased to be outstanding, or (vi) they shall have been sold, transferred or assigned in contravention of Section 12 of this Agreement.

         "Rule 144" means Rule 144 promulgated under the Securities Act or any similar or successor rule.

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

         "Rule 145" means Rule 145 promulgated under the Securities Act or any similar or successor rule.

         "Securities Act" means the Securities Act of 1933, or any similar or successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

Section 2. "Piggy-Back" Registrations. If at any time the Company shall propose
           --------------------------
to register under the Securities Act (other than pursuant to Section 3 and 4 of this Agreement) any of its securities, whether for its own account or for the account of other security holders, each such time it will promptly give written notice to all holders of Registrable Shares of its intention so to do. Upon the written request of any such holder, received by the Company within thirty (30) days after the giving of any such notice by the Company, to register any or all of its Registrable Shares, the Company will use its best efforts to cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares so registered. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the holders of Registrable Shares as a part of the written notice given pursuant to this Section 2. In such event the right of any holder of Registrable Shares to registration pursuant to this Section 2 shall be conditioned upon such holder's participation in such underwriting to the extent provided herein. All holders of Registrable Shares proposing to distribute their securities through such underwriting shall (together with the shares of Common Stock to be registered by the Company and shares of Common tock held by Persons who by virtue of agreements with the Company are entitled to include shares in such registration (the "Other Shareholders")) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. If any holder of Registrable Shares disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Notwithstanding any other provision of this Section 2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may exclude from such registration and underwriting all of the Registrable Shares which would otherwise be underwritten pursuant to this Section 2. The Company shall so advise all holders of securities requesting registration of any limitations on the number of shares to be underwritten and the number of shares of securities that are entitled to be included in the registrationNotwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 2 without thereby incurring any liability to the holders of Registrable Shares.

Section 3.        Demand Registrations.
                  --------------------

         (a) Commencing at any time after June 1, 2002, the holders of Registrable Shares constituting at least 40% of the Registrable Shares then outstanding may request the Company to register for sale under the Securities Act all or any portion of the Registrable Shares held by such requesting holder or holders for sale in the manner specified in such notice. If, in connection with a registration requested pursuant to this Section 3 the holder or holders of Registrable Shares are unable to include in such registration the full

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

number of Registrable Shares for which registration has been requested, either as a result of any limitation on the registration of shares placed by the managing underwriter or for any other reason, then such registration shall be d eemed to have been a registration under Section 2 of this Agreement.

         (b) Following receipt of any notice under this Section 3, the Company shall immediately notify all holders of Registrable Shares from whom notice has not been received and such holders shall then be entitled within thirty (30) days after receipt of such notice from the Company to request the Company to include in the requested registration all or any portion of their Registrable Shares. The Company shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from requesting holders described in paragraph (a) above, the number of Registrable Shares specified in such notice (and in all notices received by the Company from other holders within thirty (30) days after the receipt of such notice by such holders).

         (c) If the holders requesting such registration intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 3 and the Company shall include such information in the written notice referred to in paragraph (b) above.

         (d) A registration statement filed pursuant to this Section 3 may, subject to the following provisions, include (i) shares of Common Stock for sale by the Company for the Company's own account, (ii) shares of Common Stock held by officers or directors of the Company and (iii) shares of Common Stock held by Other Shareholders, in each case for sale in accordance with the method of disposition specified by the requesting holders. If such registration shall be underwritten, the Company, such officers and directors and Other Shareholders proposing to distribute their shares through such underwriting shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting. If and to the extent that the managing underwriter determines that marketing factors require a limitation on the number of shares to be included in such registration, then the shares of Common Stock held persons other than the Company, including Registrable Shares, will be reduced in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on the size of their ownership. No Registrable Shares or any other security excluded from the registration and underwriting by reason of the underwriter's marketing limitation shall be included in such registration and underwriting. If any holder of Registrable Shares, officer, director or Other Shareholder who has requested inclusion in such registration as provided above, disapproves of the terms of the underwriting, such holder of securities may elect to withdraw therefrom by written notice to the Company and the managing underwriter. The securities so withdrawn shall also be withdrawn from registration.

Section 4. Short-Form Registration on Form S-3. If the Company files a Form S-3
           -----------------------------------
as anticipated on or before May 15, 2002, then the Company shall include the Shares in such registration. If at any time (i) the holders of the Registrable Shares request that the Company file a registration statement on Form S-3 for a public offering of all or any portion of the Registrable Shares held by such requesting holder or holders, and (ii) the Company is a registrant entitled to use Form S-3 to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3, for public sale in accordance with the method of disposition specified in such notice, the number of Registrable Shares specified in such notice. Whenever the Company is

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

required by this Section 4 to effect the registration of Registrable Shares, each of the procedures and requirements of Section 3, including, but not limited to, the requirement that the Company notify all holders of Registrable Shares from whom notice has not been received and provide them with the opportunity to participate in the offering (provided, however that holders shall have no more than twenty (20) days to reply to the Company's notice in order to participate in the offering), shall apply to such registration.

Section 5. Expiration of Obligations. The obligations of the Company to register Registrable Shares pursuant to Sections 2, 3 and 4 of this Agreement shall expire on the first to occur of the second anniversary of the effective date of the Settlement Agreement and the date when no more Registrable Shares are outstanding.

Section 6. Effectiveness of Registration Statements. The Company will use its best efforts to maintain the effectiveness of any registration statement pursuant to which any of the Registrable Shares are being offered until the earlier to occur of (i) the completion by the underwriters of the distribution pursuant to such registration statement and (ii) nine (9) months after the effective date of any registration statement, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as each such holder may reasonably request.

Section 7.        Indemnification; Procedures; Contribution.
                  -----------------------------------------

         (a) In the event that the Company registers any of the Registrable Shares under the Securities Act in accordance with this Agreement, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any prospectus, offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), (ii) any blue sky application or other document

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

executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Shares under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"), (iii) any omission or alleged omission to state in any such registration statement, prospectus, amendment or supplement or in any Blue Sky Applications executed or filed by the Company, a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iv) any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration, or (v) any failure to register or qualify the Registrable Shares in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company (the undertaking of any underwriter chosen by the Company being attributed to the Company) will undertake such registration or qualification (provided that in such instance the Company shall not be so liable if it has used its best efforts to so register or qualify the Registrable Shares) and will reimburse each such holder, and such officer, director and partner, each such underwriter and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred, provided, however, that the Company will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information placed by the Company in such registration statement or prospectus.

         (b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2, 3 or 4, each seller of such Registrable Shares thereunder, jointly and severally, will indemnify and hold harmless the Company, each Person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each other seller of Registrable Shares, each underwriter and each Person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, other seller, underwriter or controlling Person may become subject under the Securities Act or otherwise, solely insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any prospectus offering circular or other document incident to such registration (including any related notification, registration statement under which such Registrable Shares were registered under the Securities Act pursuant to Section 2, 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof), or any Blue Sky Application or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, other seller, underwriter and controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, promptly after being so incurred provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller

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

specifically for use in such registration statement or prospectus; and provided, further, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of all securities sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Registrable Shares covered by such registration statement. Not in limitation of the foregoing, it is understood and agreed that, except as set forth in
Section 7(e), the indemnification obligations of any seller hereunder pursuant to any underwriting agreement entered into in connection herewith shall be limited to the obligations contained in this subparagraph (b).

         (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 7 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action, and the indemnification agreements contained in Sections 7(a) and 7(b) shall not apply to any settlement entered into in violation of this sentence. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.
         (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling Person of any such holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a

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

final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 7, then, in each case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder of Registrable Shares will be required to contribute any amount in excess of the proceeds received from the sale of all such Registrable Shares offered by it pursuant to such registration statement and (B) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         (f) The indemnities and obligations provided in this Section 7 shall survive the completion of any offering of Registrable Shares and the transfer of any Registrable Shares by such holder.

Section 8.        Exchange Act Registration and Rule 144 Reporting.
                  ------------------------------------------------

         (a) The Company will, at its expense, continue to use its best efforts to list on a national securities exchange and maintain such listing of, all of its Common Stock.

         (b) With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Shares to the public without registration, at all times, the Company agrees to:

                  (i) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date the Company becomes subject to the reporting requirements of either Section 13 or
Section 15(d) of the Exchange Act;

                  (ii) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

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


                  (iii) Take such action, as is necessary to enable the holders of Registrable Shares to utilize Form S-3 for the sale of their Registrable Shares; and

                  (iv) Furnish to each holder of Registrable Shares forthwith upon request (aa) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after the Company so qualifies), (bb) a copy of the most recent annual or quarterly report of the Company and (cc) such other information, reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Shares without registration. The Company agrees to use its best efforts to facilitate and expedite transfers of the Registrable Shares pursuant to Rule 144, which efforts shall include timely notice to the Company's transfer agent to expedite such transfers of Registrable Shares.

Section 9. Damages. The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Agreement requiring specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

Section 10. Registration Procedures. If and whenever the Company is required by the provisions of Section 2, 3 or 4 to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:

         (a) Prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 3, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities including executing an undertaking to file post-effective amendments and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby;

         (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified herein and comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

         (c) Furnish to each seller of Registrable Shares and to each underwriter such number of copies of the registration statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such registration statement;

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

         (d) Use its best efforts to register or qualify the Registrable Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter reasonably shall request;

         (e) Use its best efforts to list the Registrable Shares covered by such registration statement with any securities exchange or quotation system on which the Common Stock of the Company is then listed;

         (f) Comply with all applicable rules and regulations under the Securities Act and Exchange Act;

         (g) Promptly notify each seller of Registrable Shares and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

         (h) If the offering is underwritten and at the request of any seller of Registrable Shares, furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters to such effects as reasonably may be requested by counsel for the underwriters and executed counterparts of such opinion addressed to the sellers of Registrable Shares to the same effect as requested by counsel for the underwriters and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and executed counterparts of such letter addressed to the Sellers of Registrable Shares stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five (5) business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request;

         (i) Make available for inspection by any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such underwriter, reasonable access to pertinent records of the Company, as such parties may reasonably request, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) Cooperate with the selling holders of Registrable Shares and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing underwriter may request at least two business days prior to any sale of Registrable Shares; and

         (k) Permit any holder of Registrable Shares which holder, in the sole and exclusive judgment, exercised in good faith, of such holder, might be deemed to be a controlling Person of the Company, to participate in good faith in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

         For purposes of this Agreement, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof, provided, however, in the case of any registration of Registrable Shares on Form S-3 or a comparable or successor form which are intended to be offered on a continuous or delayed basis, such 180 day-period shall be extended, if necessary, to the second anniversary of the date of this Agreement, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment, permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by
Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

Section 11.       Expenses.
                  --------

         (a) In the case of any registration statement under Section 2, 3 or 4 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of any insurance which might be obtained by the Company with respect to the offering by the Company (collectively, "Registration Expenses"). The Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares ("Selling Expenses"). All Selling Expenses in connection with each registration statement under Section 3, 4 or 5 shall be borne by the participating sellers (including the Company, where applicable) in proportion to the number of shares registered by each, or by such participating sellers other than the Company (to the extent the Company shall be a seller) as they may agree.

         (b) The Company shall not be obligated to pay any expenses of the holders of the Registrable Shares in connection with any registration initiated pursuant to Section 3 at the request of the holders of the Registrable Shares, if such registration statement is withdrawn, delayed, or abandoned for any reason.

Section 12. Transferability of Registration Rights. For all purposes of this Agreement, the holder of Registrable Shares shall include not only AFG but (i) any assignee or transferee of the Registrable Shares who acquires any or at least ten percent (10%) of the Registrable Shares held by AFG on the date hereof other than sales in the public markets or pursuant to Rule 144, or (ii) any of AFG's Affiliates; provided, however, that each such assignee or transferee agrees in writing to be bound by all of the provision of this Agreement.

Section 13.       Miscellaneous.
                  -------------

         (a) No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         (b) Except as hereinafter provided, amendments or additions to this Agreement may be made, this Agreement may be terminated, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company shall obtain consent thereto in writing from the holder or holders of at least fifty percent (50%) in interest of the Registrable Shares, and shall deliver copies of such consent in writing to any holders who did not execute such consent; provided, that no consents shall be effective to reduce the percentage in interest of the Registrable Shares the consent of the holders of which is required under this Section. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (c) All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

         If to the Company to:              Uniroyal Technology Corporation
                                            2 North Tamiami Trail, Suite 900
                                            Sarasota, FL 34236
                                            ATTN:  Howard R. Curd
                                            Fax. No.:  (941) 361-2218

         With a copy to:                    General Counsel
                                            Uniroyal Technology Corporation
                                            2 North Tamiami Trail, Suite 900
                                            Sarasota, FL 34236
                                            Fax. No.:  (941) 361-2214

         If to AFG to:                      Adler Financial Group
                                            11350 Random Hills Road
                                            Suite #720
                                            Fairfax, VA  22030
                                            Attn:  Daniel S. Adler
                                            Fax No:  (703) 591-7482


         With a copy to:                   David Barmak
                                            MINTZ LEVIN COHN FERRIS GLOVSKY
                                                & POPEO, PC
                                            11911 Freedom Drive
                                            Suite 400
                                            Reston, VA 20190
                                            Fax No: (703) 464-4895

         All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

          (d) Except as contemplated by Section 12 of this Agreement, this Agreement shall be binding upon and inure to the benefit of the Company and AFG and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein other than to an entity that acquires substantially all of the assets of the Company without the prior written consent of the holders of at least a fifty percent (50%) in interest of the Registrable Shares.

         (e) This Agreement and Settlement Agreement (which for purposes of this Section 13 shall include all other agreements referenced therein), constitute the entire agreement between the parties and supersede any prior understandings or agreements concerning the subject matter hereof.

         (f) The provisions of this Agreement and the Settlement Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement or the Settlement Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Settlement Agreement; but this Agreement and the Settlement Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

         (g) The Company shall not grant to any holder or prospective holder of securities of the Company any demand or incidental registration rights more favorable than any of those contained herein, so long as any of the registration rights under this Agreement remain in effect, without the prior written consent of holders of not less than fifty (50%) of the then outstanding Registrable Shares. The Company is not a party to any other agreement which conflicts with the rights granted hereunder.

         (h) In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

         (i) The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

         (j) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of laws provisions.

         (k) Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         (l) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterparts.

         (m) From and after the date of this Agreement, upon the request of AFG or the Company, the Company and AFG shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

                     [SIGNATURE PAGE IMMEDIATELY FOLLOWING]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

                       UNIROYAL TECHNOLOGY CORPORATION


                      By:     /s/ Howard R. Curd
                          --------------------------------------
                          Howard R. Curd, Chairman and
                          Chief Executive Officer


                              AFG-NVC, LLC


                      By:  Dashco, Inc., its Manager


                           /s/ Daniel S. Adler
                          --------------------------------------
                          Daniel S. Adler, President





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